UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2002

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28304 (File Number)	33-0704889 (I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California (Address of principal executive offices)		92506 (Zip Code)

Registrant's telephone number, including area code:  (909) 686-6060

(Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS.

        Riverside, California, May 29, 2002 Provident Financial Holdings, Inc. (NASDAQ/PROV) announced today that the Corporation's Board of Directors declared a 3-for-2 stock split of the Corporation's outstanding shares of common stock. The split will be in the form of a 50 percent stock dividend. Shareholders of record at the close of business on June 25, 2002 will receive one additional share of common stock for every two shares owned on that date. The additional shares will be distributed on July 12, 2002 and cash will be paid in lieu of fractional shares.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)   Exhibits

                   99    Company's press release dated May 29, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2002	Provident Financial Holdings, Inc.

/s/Craig G. Blunden Craig G. Blunden President and Chief Executive Officer (Principal Executive Officer)

/s/ Donavon P. Ternes Donavon P. Ternes Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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Exhibit 99

Press Release Dated May 29, 2002

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PROVIDENT Provident Financial Holdings, Inc.	PROV NASDAQ LISTED

3756 Central Ave. Riverside, CA 92506	NEWS RELEASE

PROVIDENT FINANCIAL HOLDINGS, INC.
ANNOUNCES STOCK SPLIT

         Riverside, California, May 29, 2002 -- Provident Financial Holdings, Inc. (NASDAQ/PROV) announced today that the Corporation's Board of Directors declared a 3-for-2 stock split of the Corporation's outstanding shares of common stock. The split will be in the form of a 50 percent stock dividend. Shareholders of record at the close of business on June 25, 2002 will receive one additional share of common stock for every two shares owned on that date. The additional shares will be distributed on July 12, 2002 and cash will be paid in lieu of fractional shares.

Forward-looking Statement

Certain matters in this Press Release constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company’s mission and vision. These forward looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company’s actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company’s reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2001. Forward looking statements are effective only as of the date that they are made and Provident Financial assumes no obligation to update this information.

Contacts:	Craig G. Blunden Chairman, President & CEO (909) 686-6060	Donavon P. Ternes Senior Vice President & CFO (909) 686-6060

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